Spectrum Income Fund

Supplement to the prospectus and summary prospectus dated May 1, 2011

The Average Annual Total Returns table is revised as follows:

Average Annual Total Returns
	Periods ended
	December 31, 2010
	1 Year	5 Years	10 Years
Income Fund
Returns before taxes	9.68%	6.58%	6.90%
Returns after taxes on distributions	7.96	4.75	5.05
Returns after taxes on distributions
and sale of fund shares	6.31	4.59	4.87
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84
Lipper General Bond Funds Average	6.76	4.50	6.53
The date of this supplement is February 15, 2012.

C08-042 02/15/12